Exhibit 10.9

Execution Version

AMENDMENT NO. 1, dated as of August 7, 2018 (this “Amendment”), among PLY GEM MIDCO, INC. (formerly known as Pisces Midco, Inc.), a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers party hereto (collectively with the Parent Borrower, the “Borrowers”), the Lenders and the Issuing Lenders party hereto and UBS AG, STAMFORD BRANCH (“UBS”), as Administrative Agent and Collateral Agent.

WHEREAS, the Parent Borrower, the Canadian Borrowers from time to time party thereto, the U.S. Subsidiary Borrowers from time to time party thereto, UBS, as Administrative Agent, Collateral Agent, Swingline Lender and as an Issuing Lender, the Lenders and other Issuing Lenders from time to time party thereto, are parties to that certain ABL Credit Agreement dated as of April 12, 2018 (as amended, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, effective as of the First Amendment Effective Date (as defined below) and pursuant to Section 11.1(a) of the Credit Agreement, the Borrowers, the Supermajority Lenders, the Issuing Lenders and the Administrative Agent have agreed to amend the Credit Agreement (as so amended, the “Amended Credit Agreement”) as set forth in Section 1 hereto.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.          Amendment of the Credit Agreement. The Credit Agreement is, effective as of the First Amendment Effective Date (as defined below), hereby amended as follows:

(a)          Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of “Eligible Accounts” as follows:

(i)          to amend the second sentence thereof by inserting “(subject to the last sentence of this definition of “Eligible Accounts”)” after the reference to “customer deposits” therein; and

(ii)         to insert the following sentence at the end thereof:

“Notwithstanding the foregoing, on and following the Panther Closing Date, to the extent that an Account Debtor has a net credit balance with a Qualified Loan Party (including, for the avoidance of doubt, if the amount of customer deposits of an Account Debtor with a Qualified Loan Party exceeds the amount of Eligible Accounts of such Account Debtor with such Qualified Loan Party), such net credit balance shall increase the amount of Eligible Accounts of such Qualified Loan Party, so long as (i) such net credit balance is comprised of a cash customer deposit or a cash customer credit that does not otherwise constitute an Eligible Account and (ii) the cash comprising such net credit balance would constitute Specified Unrestricted Cash and is subject to a valid and perfected first priority Lien in favor of the Collateral Agent pursuant to the relevant Security Document (as and to the extent provided therein).”

(b)          Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Letter of Credit Sublimit” as follows:

““Letter of Credit Sublimit”: (x) prior to the Panther Closing Date, the Dollar Equivalent of $75,000,000, and (y) on and following the Panther Closing Date, the Dollar Equivalent of $105,000,000.”

(c)          Subsection 1.1 of the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:

““Neptune”: NCI Building Systems, Inc., a Delaware corporation, and any successor in interest thereto.

“Panther Commitment Letter”: the Commitment Letter, dated as of July 17, 2018, among the Parent Borrower, Credit Suisse AG, Cayman Islands Branch, Credit Suisse Loan Funding LLC and Royal Bank of Canada, as amended, supplemented, waived or otherwise modified from time to time.

“Panther Closing Date”: the date upon which (i) the merger of Topco, directly or indirectly, with Neptune shall have been consummated on the terms set forth in the Panther Merger Agreement and (ii) the Panther Incremental ABL Commitments shall have become effective and the Incremental Term Loan Facility (as defined in the Panther Commitment Letter) shall have funded in accordance with the terms of the Panther Commitment Letter; provided that if such date has not occurred on or prior to the Expiration Date (as defined in the Panther Commitment Letter), the Panther Closing Date shall be deemed never to occur for all purposes of the Loan Documents.

“Panther Incremental ABL Commitments”: Supplemental Commitments to be added to the U.S. Facility Commitments in an aggregate amount of up to $215,000,000 effected on the Panther Closing Date.

“Panther Merger Agreement”: the Agreement and Plan of Merger, dated as of July 17, 2018, among Topco, Neptune and, solely for purposes of certain sections thereunder, CD&R, as the same may be amended, supplemented, waived or otherwise modified from time to time.”

(d)          Subsection 3.1(b) of the Credit Agreement is hereby amended by inserting “, Credit Suisse AG, Cayman Islands Branch” after the reference to “Barclays Bank PLC” therein.

Section 2.          Interpretation. For purposes of this Amendment, all terms used herein which are not otherwise defined herein, including but not limited to those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Amended Credit Agreement.

Section 3.          Effectiveness.

(a)          Section 1 of this Amendment shall become effective on the date (such date, if any, the “First Amendment Effective Date”) that the Administrative Agent shall have received executed signature pages hereto from the Borrowers, the Administrative Agent, the Supermajority Lenders and the Issuing Lenders.

(b)          The Administrative Agent shall promptly notify the Lenders in writing when the First Amendment Effective Date has occurred.

Section 4.          Representations and Warranties. After giving effect to the First Amendment Effective Date, each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date.

Section 5.          Fees and Expenses. The U.S. Borrowers, jointly and severally, agree to pay or reimburse the Administrative Agent in accordance with Subsection 11.5 of the Credit Agreement for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable and documented fees and disbursements of Cahill, Gordon & Reindel LLP, as counsel to the Administrative Agent (and, for the avoidance of doubt, not of counsel to any other Lender).

Section 6.          Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7.          Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 8.          Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.          Effect of Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the First Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement, except for (i) the representations and warranties made by the Borrowers and the Loan Parties prior to the First Amendment Effective Date (which representations and warranties made prior to the First Amendment Effective Date shall not be superseded or rendered ineffective by this Amendment as they pertain to the period prior to the First Amendment Effective Date) and (ii) any action or omission performed or required to be performed pursuant to the Credit Agreement prior to the First Amendment Effective Date. For the avoidance of doubt, any certificate or other document the form of which is set out in any exhibit attached to the Credit Agreement or any other Loan Document may be revised, as applicable, to refer to the Amended Credit Agreement. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PLY GEM MIDCO, INC.,
as Parent Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

PLY GEM INDUSTRIES, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Executive Vice President, Chief
Financial Officer and Secretary

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

ATRIUM WINDOWS AND DOORS, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

GIENOW CANADA INC.,
as a Canadian Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MITTEN INC.,
as a Canadian Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

NORTH STAR MANUFACTURING (LONDON) LTD.,
as a Canadian Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Administrative Agent, Collateral Agent, a
Lender and as an Issuing Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender and as an Issuing Lender

By:	/s/ Peter S. Predun
	Name:	Peter S. Predun
	Title:	Executive Director

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

By:	/s/ Alicia Schug
	Name:	Alicia Schug
	Title:	Vice President

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

Barclays bank plc,
as a Lender and as an Issuing Lender

By:	/s/ Joseph Jordan
	Name:	Joseph Jordan
	Title:	Managing Director

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and as an Issuing Lender

By:	/s/ Sherry Lail
	Name:	Sherry Lail
	Title:	Senior Vice President

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

BANK OF AMERICA, N.A. (acting through its Canada Branch),
as a Lender and as an Issuing Lender

By:	/s/ Sylwia Durkiewicz
	Name:	Sylwia Durkiewicz
	Title:	Vice President

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender and as an Issuing Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender and as an Issuing Lender

By:	/s/ Daniel Gioia
	Name:	Daniel Gioia
	Title:	Authorized Signatory

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

Crédit Agricole Corporate and
Investment Bank,
as a Lender and as an Issuing Lender

By:	/s/ Gary Herzog
	Name:	Gary Herzog
	Title:	Managing Director

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Managing Director

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

JEFFERIES FINANCE LLC,
as a Lender and as an Issuing Lender

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

MUFG UNION BANK, N.A.,
as a Lender and as an Issuing Lender

By:	/s/ Paul Angland
	Name:	Paul Angland
	Title:	Director

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

NATIXIS, NEW YORK BRANCH,
as a Lender and as an Issuing Lender

By:	/s/ David Lynch
	Name:	David Lynch
	Title:	Managing Director

By:	/s/ Robin Gruner
	Name:	Robin Gruner
	Title:	Vice President

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

Société Générale,
as a Lender and as an Issuing Lender

By:	/s/ Pranav Chandra
	Name:	Pranav Chandra
	Title:	Managing Director

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]

U.S. Bank national association,
as a Lender and as an Issuing Lender

By:	/s/ Lisa Freeman
	Name:	Lisa Freeman
	Title:	Senior Vice President

[Signature Page – Amendment No. 1 to the ABL Credit Agreement]